SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2003

GENERAL ELECTRIC CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-6461	13-1500700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Long Ridge Road, Stamford, CT	06927
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (203) 357-4000

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

At an April 2, 2003 public presentation, General Electric Company disclosed certain unaudited, estimated financial information related to the first quarter of 2003. This information is set forth in the attached Exhibit 99.

Exhibits:

99	An April 2, 2003, public presentation in which General Electric Company disclosed certain unaudited, estimated financial information related to the first quarter of 2003.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL ELECTRIC CAPITAL CORPORATION

By:   /s/ Philip D. Ameen

     Philip D. Ameen
     Vice President and Controller

Date: April 3, 2003